EXHIBIT 10.1

AMENDMENT NO. 2 TO BRIDGE LOAN AGREEMENT

AMENDMENT NO. 2 TO BRIDGE LOAN AGREEMENT (“Amendment”), dated as of April 30, 2009, is made by and among Granite City Food & Brewery Ltd. (“Granite City”), and Granite City Restaurant Operations, Inc. (“GCROI”) and Harmony Equity Income Fund, L.L.C. and Harmony Equity Income Fund II, L.L.C., each South Dakota limited liability companies.

RECITALS

A.            This Amendment amends the Bridge Loan Agreement by and among the foregoing parties dated March 30, 2009 (as amended, the “Agreement”).

B.            All capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Agreement.

C.            The parties hereto desire to extend the date by which the Lenders are required to make additional loans to the Borrowers.

In consideration of the foregoing, the parties hereto agree as follows:

1.             Loans.  The reference to “April 30, 2009” in Section 2.1 of the Agreement is hereby replaced with “May 29, 2009.”

2.             Remainder of Agreement.  Except as provided herein, the terms of the Agreement unaffected by the Amendment shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:	GRANITE CITY FOOD & BREWERY LTD.

	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Its: Chief Financial Officer

Address for Notices:
5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

GRANITE CITY RESTAURANT OPERATIONS, INC.

	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Its: Chief Financial Officer

Address for Notices:
5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

ADMINISTRATIVE AGENT:	HARMONY EQUITY INCOME FUND, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Its: Managing Member

Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

LENDERS:	HARMONY EQUITY INCOME FUND, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Its: Managing Member

Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

HARMONY EQUITY INCOME FUND II, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Its: Managing Member

Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104